Great-West Multi-Manager Small Cap Growth Fund
Institutional Class Ticker: MXMSX
Initial Class Ticker: MXMTX
(the “Fund”)
Summary Prospectus
April 29, 2016
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated April 29, 2016, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.
Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Initial Class	Class L
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses[1]	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
Total Annual Fund Operating Expenses	0.90%	1.25%	1.50%
[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
Institutional Class	$92	$287
Initial Class	$127	$397
Class L	$153	$474
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from September 10, 2015 (commencement of operations) to December 31, 2015, the Fund’s turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization companies, which we define as companies with market capitalizations within or below the range of the Russell 2000® Index at the time of purchase. The highest market capitalization of any company in the Russell 2000® Index was approximately $6.481 billion as of December 31, 2015, and is expected to change frequently.
The Fund may invest in U.S. and foreign, including emerging markets, companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. Dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund may also invest in micro-capitalization companies.
The Fund’s investment portfolio is managed by three sub-advisers: Peregrine Capital Management, Inc. (“Peregrine”), Putnam Investment Management, LLC. (“Putnam”) and Lord, Abbett & Co. LLC (“Lord Abbett”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). The Fund’s investment adviser, GreatWest Capital Management, LLC (“GWCM”), maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser. The Sub-Advisers seek to invest in securities of issuers with above average potential for growth. Specifically, Peregrine seeks long-term capital appreciation by investing in small-capitalization companies that are similar in size to issuers included in the Russell 2000® Index; Putnam seeks capital appreciation by investing mainly in common stocks of small U.S. companies that are similar in size to issuers included in the Russell 2000® Growth Index, with a focus on growth stocks; and Lord Abbett seeks long-term capital appreciation by investing principally in equity securities of micro-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell Microcap® Index or have a market capitalization that is under $1 billion.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Fund’s Board of Directors without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above.
Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:
Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price. Foreign securities also include ADRs, which may be less liquid than the underlying shares in their primary trading market.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.
Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
Small and Micro-Cap Company Securities Risk - The stocks of small- and micro-capitalization companies often involve more risk and volatility than those of larger companies. Among other things, small- and micro-capitalization companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Securities of small and micro-cap size companies have lower trading volume and are less liquid than securities of larger, more established companies.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
No performance data is provided because the Fund commenced operations on September 10, 2015. The information will appear in a future version of this Prospectus after the Fund has annual returns for one complete calendar year.

Investment Adviser
GWCM
Sub-Adviser
Peregrine, Putnam, and Lord Abbett
Portfolio Managers
Name	Title	Length of Service as Portfolio Manager of Fund
Peregrine
William A. Grierson, CFA	Principal & Portfolio Manager	2015
Daniel J. Hagen, CFA	Principal & Portfolio Manager	2015
James P. Ross, CFA	Principal & Portfolio Manager	2015
Paul E. von Kuster, CFA	Principal & Portfolio Manager	2015
Putnam
Pam Gao, CFA	Portfolio Manager	2015
Lord Abbett
Matthew R. DeCicco, CFA	Portfolio Manager	2015
F. Thomas O’Halloran III, CFA	Partner & Portfolio Manager	2015
Arthur K. Weise, CFA	Partner & Portfolio Manager	2015
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.